SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2012

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	23-2679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 140
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2012 annual meeting of shareholders (the “Annual Meeting”) of USA Technologies, Inc. (the “Company”), was held on June 28, 2012. The preliminary voting results, as reported by IVS Associates Inc., the independent inspector of elections for the Annual Meeting (the “Inspector”), for each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

1.	Election of Directors.

Sixteen persons were nominated for election to the nine board positions that existed at the time of the Annual Meeting. Under plurality voting, the nine nominees who received the most “for” votes were elected as directors. According to the preliminary report of the Inspector, all of the Company’s nominees for director were elected, and the voting results are set forth below.

Name of Nominee	Votes For	Votes Withheld	Broker Non- votes

Company’s Nominees
Deborah G. Arnold	13,141,141	99,629	76,351
Steven D. Barnhart	13,133,393	107,377	76,351
Joel Brooks	12,931,996	308,774	76,351
Stephen P. Herbert	13,130,018	110,752	76,351
Albin F. Moschner	12,949,379	291,391	76,351
Frank A. Petito, III	13,131,312	109,458	76,351
Jack E. Price	13,127,346	113,424	76,351
William J. Reilly, Jr.	12,945,956	294,814	76,351
William J. Schoch	13,133,199	107,571	76,351

Nominees of Bradley Tirpak and S.A.V.E. Partners IV
John S. Ioannou	10,975,160	356,167	76,351
Ajoy H. Karna	10,975,160	356,167	76,351
Rodman K. Reef	10,975,160	356,167	76,351
Andrew Salisbury	10,975,160	356,167	76,351
Craig W. Thomas	11,031,160	300,167	76,351
Bradley M. Tirpak	11,030,960	300,367	76,351
George Wallner	10,975,160	356,167	76,351

Accordingly, Ms. Arnold and Messrs. Barnhart, Brooks, Herbert, Moschner, Petito, Price, Reilly and Schoch were elected to serve for a one-year term on the Company’s board of directors.

2.           Ratification of the Appointment of Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2012.

Based on the preliminary report of the Inspector, the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2012 was approved, and the voting results were as follows:

Votes For	23,002,800
Votes Against	1,024,483
Abstentions	621,165
Broker Non-Votes	0

3.           Approval of the USA Technologies, Inc. 2012 Stock Incentive Plan.

Based on the preliminary report of the Inspector, the Company’s shareholders approved the Company’s 2012 Stock Incentive Plan and the voting results were as follows:

Votes For	19,308,540
Votes Against	4,589,436
Abstentions	674,121
Broker Non-Votes	76,351

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: July 5, 2012	By:	/s/ Stephen P. Herbert
Stephen P. Herbert
Chairman & Chief Executive Officer